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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) NOVEMBER 15, 2006
                                                        -----------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

         NEVADA                     000-27267                    88-0290623
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 707-4800
                                                          --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) Not applicable.

         (b) Effective November 15, 2006, Tony Shahbaz resigned as Interim Chief Financial Officer of I/OMagic Corporation (the "Company").

         (c) (1) Effective November 15, 2006, the Board of Directors of the Company appointed Thomas L. Gruber as Chief Financial Officer of the Company.

                  (2) THOMAS L. GRUBER joined the Company as its Chief Financial Officer on November 15, 2006. Prior to assuming this position, and from July 2004 through October 2006, Mr. Gruber was a Partner in a private investment group specializing in management and leveraged buyouts. Prior to that time, and from January 2001 to July 2004, Mr. Gruber was President and Chief Financial Officer of nStor Technologies, an American Stock Exchange listed public company that designed, developed and manufactured enterprise storage hardware and software. Mr. Gruber received a BBA degree in Accounting from Ohio University and an MBA from Pepperdine University with a concentration in Management/Marketing.

                  (3) The Company entered into a Letter Agreement with Thomas L. Gruber establishing his pay and benefits. Under the Letter Agreement, Mr. Gruber is to receive an annual base salary of $150,000 and is entitled to bonus compensation equal to 2% of quarterly net profit. In addition, Mr. Gruber is eligible to receive additional bonus compensation, payable quarterly, of up to a maximum of $20,000 annually. The Letter Agreement also provides for the grant to Mr. Gruber of options to purchase up to 50,000 shares of the Company's common stock at a purchase price of $4.00 per share, which are to vest over a four year period. Mr. Gruber is also entitled to participate in other benefit programs offered by the Company to other full-time employees. The first ninety days of Mr. Gruber's employment are deemed a benefit waiting period and Company benefits will commence thereafter.

         (d) Not applicable.

         (e) Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Exhibits.

                  Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2006               I/OMAGIC CORPORATION


                                       By: /S/ TONY SHAHBAZ
                                           -------------------------------------
                                           Tony Shahbaz, Chief Executive Officer